Exhibit 10.9 1 THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 22, 2025 (this “Amendment”), is among AGCO CORPORATION, a Delaware corporation (“AGCO”), AGCO INTERNATIONAL HOLDINGS B.V., a Dutch company, having its corporate seat in Grubbenvorst, the Netherlands (“AGCO BV”; and together with AGCO, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, the Lenders (as defined below), and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as administrative agent for itself and certain other parties (in its capacity as administrative agent, together with its successors in such capacity, the “Administrative Agent”). W I T N E S S E T H: WHEREAS, Borrowers, the Administrative Agent and the financial institutions party thereto as “Lenders” (each individually, a “Lender” and collectively, the “Lenders”) have entered into that certain Amended and Restated Credit Agreement dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified immediately prior to the date hereof, the “Existing Credit Agreement” and as further amended by this Amendment, the “Amended Credit Agreement”); WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Existing Credit Agreement; and WHEREAS, the Administrative Agent and the Lenders party hereto (with such Lenders constituting the Required Lenders (as defined in the Existing Credit Agreement immediately before giving effect to this Amendment)) are willing to amend such terms and conditions of the Existing Credit Agreement on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement, and further agree as of the Amendment Effective Date (as defined below) as follows: Section 1. Amendments to Existing Credit Agreement. As of the Amendment Effective Date (as defined below) and upon the satisfaction of the terms and conditions hereof, the Existing Credit Agreement is hereby amended as follows: 1.1. Section 6.10(a) of the Existing Credit Agreement is hereby amended by amending and restating Section 6.10(a) in its entirety to read as follows: “(a) Net Leverage Ratio. AGCO shall not allow, as of the end of each Fiscal Quarter of AGCO, the Net Leverage Ratio to exceed 3.00 to 1.00; provided that, notwithstanding the foregoing, (i) for each of the Fiscal Quarters ending on June 30, 2025, September 30, 2025 and December 31, 2025 and (ii) for the four Fiscal Quarters ended immediately following closing of a Material Acquisition (including the Fiscal Quarter in which such Material Acquisition occurs), the Net Leverage Ratio shall not exceed 3.50 to 1.00.” Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above, upon the Administrative Agent’s receipt of this Amendment, duly executed and delivered by the Borrowers, Guarantors, the Administrative Agent, and the Lenders party hereto (with such Lenders constituting the Required Lenders) (the “Amendment Effective Date”).

2 Section 3. Representations and Warranties. In consideration of the execution and delivery of this Amendment by the Administrative Agent and the Lenders party hereto, each Loan Party hereby represents and warrants in favor of the Administrative Agent and the Lenders as follows: 3.1. Each Loan Party and each of its Material Subsidiaries (i) is duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization and (ii) is duly qualified and in good standing (if applicable) as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not reasonably be expected to result in a Material Adverse Effect; 3.2. The execution and delivery by each Loan Party of this Amendment and the performance by such Loan Parties of this Amendment and the Amended Credit Agreement are all within each Loan Party’s corporate or limited liability company powers, have been duly authorized by all necessary corporate or similar action, and do not, (i) contravene such Loan Party's charter or bylaws; (ii) violate any Applicable Law or any order of any Governmental Authority; (iii) result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries; 3.3. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution and delivery of this Amendment or the performance by the Loan Parties of their obligations under this Amendment and the Amended Credit Agreement. 3.4. This Amendment has been duly executed and delivered by each Loan Party. This Amendment, the Amended Credit Agreement and each other Loan Document is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and principles of equity; 3.5. As of the date hereof and after giving effect to this Amendment, the representations and warranties made by or with respect to the Loan Parties, or any of them, under the Credit Agreement and the other Loan Documents, are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), except to the extent previously fulfilled with respect to specific prior dates; and 3.6. No event has occurred and is continuing which constitutes a Default or an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both. Section 4. Miscellaneous. 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Amended Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Loan Parties, the Administrative Agent, and the Lenders party hereto agree that the Amended Credit Agreement as

3 amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the Amendment Effective Date, the terms of the Existing Credit Agreement shall control and are hereby ratified and confirmed. 4.2. Affirmation of Guaranty Agreements. By executing this Amendment, each Guarantor (including AGCO) hereby acknowledges, consents and agrees that (a) all of its obligations and liability under each Guaranty Agreement to which such Guarantor is a party remains in full force and effect, (b) the execution and delivery of this Amendment and any and all documents executed in connection therewith, the obtaining of the incremental Delayed Draw Commitments and the funding of the Delayed Draw Term Loans shall not alter, amend, reduce or modify its obligations and liability under such Guaranty Agreement, and (c) the Delayed Draw Term Loans shall be Obligations for all purposes under the Guaranty Agreement 4.3. Reference to and Effect on the Loan Documents; No Other Amendments. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Amended Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” thereof” or words of like import referring to the Amended Credit Agreement, shall mean and be a reference to the Amended Credit Agreement as amended hereby. Except for the amendments set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Existing Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any other provision of the Existing Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Amended Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and each Borrower hereby ratifies and confirms its obligations thereunder. Each Loan Party acknowledges and expressly agrees that the Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all other terms and provisions of the Credit Agreement and the other Loan Documents. It is hereby understood by each Loan Party that the foregoing amendment by the Administrative Agent and the Lenders shall not be deemed to establish a course of conduct so as to justify an expectation by any Loan Party that the Administrative Agent and the Lenders will entertain or grant their consent to any future such requests by such Loan Party, Further, it is hereby understood by each Loan Party that the foregoing amendment shall not be deemed, or interpreted as, a consent by the Administrative Agent and the Lenders to modify or waive compliance with the terms and conditions of the Amended Credit Agreement or the other Loan Documents except as specifically provided herein. 4.4. Costs and Expenses. AGCO agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) to the extent consistent with Section 9.4 of the Amended Credit Agreement. 4.5. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

4 4.6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof insofar as such principles would defer to the substantive laws of some other jurisdiction. 4.7. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. 4.8. Counterparts: Effectiveness. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 4.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment. 4.10. Entire Agreement. This Amendment embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. 4.11. Loan Documents. This Amendment shall be deemed to be a Loan Document for all purposes under the Amended Credit Agreement. 4.12. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Amended Credit Agreement or an accord and satisfaction in regard thereto. 4.13. Waiver of Jury Trial. EACH BORROWER, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. [Signature pages follow]

[Signature Page to Third Amendment to A&R Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written. BORROWERS: AGCO CORPORATION By: /s/ Damon Audia Name: Damon Audia Title: Senior Vice President and Chief Financial Officer AGCO INTERNATIONAL HOLDINGS B.V. By: /s/ Roger N. Batkin Name: Roger N. Batkin Title: Director By: /s/ Maurice Geerkens Name: Maurice Geerkens Title: Director

[Signature Page to Third Amendment to A&R Credit Agreement] GUARANTORS: AGCO CORPORATION By: /s/ Damon Audia Name: Damon Audia Title: Senior Vice President and Chief Financial Officer MASSEY FERGUSON CORP. By: /s/ Todd A. Wear Name: Todd A. Wear Title: President AGCO (UNITED STATES) HOLDINGS CORPORATION By: /s/ Roger N. Batkin Name: Roger N. Batkin Title: President

[Signature Page to Third Amendment to A&R Credit Agreement] ADMINISTRATIVE AGENT AND LENDER: COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and a Lender By: /s/ Anthony Fidanza Name: Anthony Fidanza Title: Executive Director By: /s/ Rachel Caspert Name: Rachel Caspert Title: Vice President

[Signature Page to Third Amendment to A&R Credit Agreement] Compeer Financial, PCA as a Lender By: /s/ Betty Janelle Name: Betty Janelle Title: Director, Capital Markets American AgCredit, PCA, as a Lender By: /s/ Anne Vendeland Name: Anne Vendeland Title: Vice President Farm Credit Mid-America, PCA, as a Lender By: /s/ Austin Taylor Name: Austin Taylor Title: Vice President HORIZON FARM CREDIT, ACA, as a Lender By: /s/ Joshua L. Larock Name: Joshua L. Larock Title: Managing Director – Capital Markets AgCountry Farm Credit Services, FLCA, as a Lender By: /s/ Gustave Radcliffe Name: Gustave Radcliffe Title: Managing Director, Capital Markets Farm Credit Services of America, PCA, as a Lender By: /s/ Gustave Radcliffe Name: Gustave Radcliffe Title: Managing Director, Capital Markets BNP Paribas, as a Lender By: /s/ Norman Miller Name: Norman Miller Title: Vice President

[Signature Page to Third Amendment to A&R Credit Agreement] By: /s/ Cody Flanzer Name: Cody Flanzer Title: Vice President MUFG Bank, Ltd., as a Lender By: /s/ George Stoecklein Name: George Stoecklein Title: Managing Director JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Nikhil Tanawade Name: Nikhil Tanawade Title: Vice President TRUIST BANK, as a Lender By: /s/ Jason Hembree Name: Jason Hembree Title: Director Bank of America, N.A., as a Lender By: /s/ Patrick Terry Name: Patrick Terry Title: Vice President UniCredit Bank GmbH, New York Branch, as a Lender By: /s/ Kimberly Sousa Name: Kimberly Sousa Title: Managing Director By: /s/ Karan Dedhia Name: Karan Dedhia Title: Director

[Signature Page to Third Amendment to A&R Credit Agreement] FARM CREDIT BANK OF TEXAS, as a Lender By: /s/ Paul Guimaraes Name: Paul Guimaraes Title: Portfolio Manager BMO Bank NA, as a Lender By: /s/ Jake Oxenhandler Name: Jake Oxenhandler Title: Vice President TD Bank, N.A., as a Lender By: /s/ Bernadette Collins Name: Bernadette Collins Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION as a Lender By: /s/ Jennifer L. Shafer Name: Jennifer L. Shafer Title: Vice President HSBC Bank USA, N.A., as a Lender By: /s/ Ketak Sampat Name: Ketak Sampat Title: Senior Vice President